January 31 – February 1, 2024 Janney CEO Forum

This document includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, but instead are based on certain assumptions including statements with respect to the Company's beliefs, plans, objectives, goals, expectations, assumptions, and statements about future economic performance and projections of financial items. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated or implied by forward-looking statements. The factors that could result in material differentiation include, but are not limited to the impact of bank failures or adverse developments of other banks and related negative press about the banking industry in general on investor and depositor sentiment; the remaining effect of the COVID-19 pandemic on general economic and financial market conditions and on public health, both nationally and in the Company's market areas; expected revenues, cost savings, synergies and other benefits from merger and acquisition activities, including the Company's recent merger with Quantum Capital Corp., might not be realized to the extent anticipated, within the anticipated time frames, or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; goodwill impairment charges might be incurred; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions, both nationally and in our market areas; legislative and regulatory changes; and the effects of inflation, a potential recession, and other factors described in the Company's latest annual Report on Form 10-K and Quarterly Reports on Form 10- Q and other documents filed with or furnished to the Securities and Exchange Commission - which are available on the Company's website at www.htb.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that the Company makes in this document or the documents they file with or furnish to the SEC are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions they might make, because of the factors described above or because of other factors that they cannot foresee. The Company does not undertake, and specifically disclaims any obligation, to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Forward Looking Statements 2

• Financial data as of December 31, 2023 • Market data as of January 25, 2024 • Shares repurchased from February 19, 2013 to December 31, 2023 (last transaction in May 2022) 3 HomeTrust Bancshares, Inc. Overview $4.7B Assets NASDAQ: HTBI Headquarters: Asheville, NC $3.6B/$3.7B Loans/Deposits Founded: 1926 Locations: 34 105.2% Price to TBV Employees: 565 Market Cap: $482.8MM 17,387,069 Outstanding Shares TTM Average Daily Volume: 42,900 Shares Repurchased: 9,831,250 Commercial Commercial Real Estate Commercial & Industrial Middle Market Banking Equipment & Municipal Finance Treasury Management Services Small Business Banking Business Banking Business Banking Centers SBA Lending Community Association Banking Consumer Banking Retail Banking Market Teams Consumer Banking Mortgage Banking Investment Services Professional Banking HELOCs Originated for Sale Lines of Business

4 Recent Recognition Named one of the 2023 Top 20 “Great Employers to Work for in NC” by the Best Companies Group Voted “Best Small Bank in North Carolina” by Newsweek for three consecutive years (2021 - 2023) NC, VA, TN and GA were the top 4 states on CNBC’s list of America’s Top States for Business 2023 * Newsweek did not conduct “Best Bank” awards for 2024

5 Footprint in attractive metro markets experiencing growth rates above the national average (See Pages 9-10) Successful transition to a commercial bank (See Pages 6-8, 11-15) • Expansion of lines of business, adding further diversity to our loan portfolio • Strong experienced team of revenue producers • Attractive core deposit mix and cost • Experienced management team with extensive local market knowledge and M&A history Transformation efforts are driving improvements in profitability and our capital position (See Pages 16, 19, 14-27) • Significant improvement in net interest margin over last five quarters • Proven ability to generate noninterest income • Strong capital position to support continued growth Strong asset quality and credit discipline to support further growth (See Page 16) Our stock represents a value when compared to our peers (See Pages 20-23) • Trading at 102% of tangible book value versus our peers at 140% (as of 12/31/23) • Trading at 9.0x of annualized earnings versus our peers at 11.9x (as of 12/31/23) Key Investment Highlights

Line of Business Expansion

2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | 2023

Pre-Stock Conversion

Retail / Consumer – Limited Offerings

Mortgage – Old S&L Model

Commercial – Very Limited Capabilities

Stock Conversion
July – Converted from mutual to stock form with focus on commercial banking

New Commercial Origination Process
December – Re-engineered and implemented new commercial process and recruited experienced bankers in new metro markets

Mortgage Banking
Since FY 2017 – Started building out group by adding 13 loan officers over the past 5+ years

SBA Lending
September – Launched line of business

Equipment Finance
February – Launched line of business

First FinTech Partnership – HELOCs Originated for Sale
December – Launched line of business

Core System Conversion
February – Converted to open architecture digital banking platform

Consumer Banking
New line of business consolidating Retail, Mortgage and Branch Operations

Business Banking
New line of business consolidating Business Bankers, Business Banking Branches and Investment Services

New Deposit Origination Channel
Focusing on Community Association Banking (HOAs)

6

7 High Performance Deposit Growth Maturing Lines of Business Business Transformation Engaged Employees Enterprise Risk Management Franchise and Line of Business Investments Our Results Our Business Objectives Our Foundation Pyramid of Success

8 Greenville, SC (2013) Tri-Cities and Knoxville, TN (2014) Charlotte, NC (2014) Roanoke, VA (2014) Raleigh, NC (2015) Re-engineered of CML LOB (2014) Introduced Indirect Auto (2014) Re-engineered Mtg LOB (2016) Re-engineered Treasury Mgmt (2016) Introduced SBA and Equipment Finance (2018) Introduced Symmetry (HELOCs) and Business Banking (2019) High Performing Peer Funding Levels Increase Fee Income Deposit Verticals Pilot Deposit BDOs Business Banking Micro Business Lending Engaged Employees Limited FinTech Partnerships Optimizing Processes Automation Maturing Lines of Business Expand Digital Channels Phase 1 Geographic Expansion 2013 - 2015 Phase 2 Line of Business Expansion 2014 - 2020 Phase 3 Deposit Growth 2021 - 2024 Phase 4 Business Transformation 2022 - 2024 Business Transformation: Phases of Progress

9 Geographic Expansion – Focus on High-Growth Markets Source: S&P Global Market Intelligence for MSA Demographics Raleigh 7.3% Population Growth 9.4% HH Income Growth Charlotte 5.8% Population Growth 10.6% HH Income Growth Atlanta 4.4% Population Growth 8.7% HH Income Growth Greenville 5.2% Population Growth 7.7% HH Income Growth (2024 to 2029 Projected Changes) Knoxville 4.4% Population Growth 9.8% HH Income Growth Charleston 6.2% Population Growth 9.1% HH Income Growth

10 Geographic Expansion – Focus on High-Growth Markets (Continued)

11 “Branch Heavy” Consumer Markets Asheville Roanoke Tri-Cities Branch Manager & Consumer Banker Introducing Micro-Business Loans Hybrid Branch Strategy “Branch-Lite” Business Banking Centers Atlanta Charlotte Greenville Knoxville Raleigh Branch Manager & Small Business Banker Small Business Banking & Professional Banking

c 26% 15% 11% 11% 13% 16% 8% Present – 12/31/23 Total Loans of $3,640,022 12 (Dollars in thousands) * Equipment Finance line of business began in February of 2018. 24% 9% 10% 9% 28% 20% Past – 12/31/17 Total Loans of $2,419,256 Loan Portfolio Transformation: Transition to a Diversified Commercial Bank

13 (Dollars in thousands, as of December 31, 2023) Portfolios to Highlight: Non-Owner Occupied CRE & Construction and Development $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 $200,000 $225,000 Non-Owner Occupied CRE Composition NOO CRE – Office Largest 5 Relationships: $6,574,000 $6,564,000 $5,324,000 $5,137,000 $4,848,000 Total - $28,447,000 (28.6% of the portfolio) $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 Comm Land Dev OO CRE Multifamily NOO CRE - Other NOO CRE - Retail NOO CRE - Office Construction and Development* Funded Balance Unfunded Balance * Excludes loans to Residential Real Estate Builders with a funded balance of $155.2 million and available credit of $70.0 million.

14 Portfolios to Highlight: SBA Loans & Equipment Finance C&I 31% Hotel 29% Retail 28% Other 8% Office 4% SBA Portfolio Total Balance $144,639 Guaranteed Balance $51,574 (Dollars in thousands, as of December 31, 2023) $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 Equipment Finance (“EF”) Composition * Decrease in classified loans as a percentage of total SBA portfolio due to $91.8 million in SBA loans acquired through our merger with Quantum Capital Corp. 0.00% 2.00% 4.00% 6.00% 8.00% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 12/31/22 3/31/23* 6/30/23 9/30/23 12/31/23 Classified SBA Loans Loan Balance Guaranteed Balance % of SBA Portfolio 0.00% 0.50% 1.00% 1.50% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 Classified EF Loans Loan Balance % of EF Portfolio

c 22% 16% 39% 23% Present – 12/31/23 Total Deposits of $3,661,373 15 (Dollars in thousands) Deposit Franchise Additional Information on Portfolio (as of 12/31/23): • The balance of uninsured deposits was $907.4 million, or 24.8% of total deposits, which included $268.0 million of collateralized deposits to municipalities. • The balance of brokered deposits was $355.8 million, or 9.7% of total deposits. • Commercial and consumer depositors represented 51% and 49% of total deposits, respectively. • The average balance of our deposit accounts was $34,000. • Our largest 25 depositors made up $579.7 million, or 15.8% of total deposits. • Cumulative deposit rate beta through 12/31/23 was 34 bps*. 15% 23% 41% 21% Past – 12/31/17 Total Deposits of $2,108,208 * Represents the change in the cost of deposits as a % of the change in the Fed Funds target in current rate hike cycle from December 31, 2021 to December 31, 2023 (525 bps). 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Cost of Deposits

16 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2019 2020 2021 2022 2023 Adjusted Earnings Performance Adjusted Net Income Adjusted Diluted EPS 0.25% 0.45% 0.65% 0.85% 1.05% 1.25% 1.45% 2019 2020 2021 2022 2023 Adjusted Return on Assets (Dollars in thousands, by year) 50% 55% 60% 65% 70% 75% 80% 2019 2020 2021 2022 2023 Adjusted Efficiency Ratio Improvement in Profitability Metrics See Appendix – Non-GAAP Reconciliation 2% 4% 6% 8% 10% 12% 14% 2019 2020 2021 2022 2023 Adjusted Return on Average Tangible Common Equity

* Reflects the adoption of CECL on July 1, 2020. 17 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% $- $1,250 $2,500 $3,750 $5,000 $6,250 $7,500 2019 2020 2021 2022 2023 Net Charge-Offs (“NCO”) and NCO to Average Loans NCOs NCO/Avg. Loans 0.65% 0.90% 1.15% 1.40% 1.65% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 12/31/19 12/31/20* 12/31/21 12/31/22 12/31/23 Allowance for Credit Losses (“ACL”) and ACL to Total Loans ACL ACL/Total Loans 0.10% 0.20% 0.30% 0.40% 0.50% 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 Nonperforming Assets to Total Assets 0% 150% 300% 450% 600% 750% 12/31/19 12/31/20* 12/31/21 12/31/22 12/31/23 ACL to Nonperforming Loans (Coverage Ratio) (Dollars in thousands) Strong Asset Quality and Credit Discipline

18 6% 7% 8% 9% 10% 11% 12% 13% 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 Common Equity Tier I Capital (to Risk-Weighted Assets) CET I Capital Minimum to Be Well Capitalized (Dollars in thousands) 4% 5% 6% 7% 8% 9% 10% 11% 12% 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 Tier I Capital (to Total Adjusted Assets) Tier I Capital Minimum to Be Well Capitalized 7% 8% 9% 10% 11% 12% 13% 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 Tier I Capital (to Risk-Weighted Assets) Tier I Capital Minimum to Be Well Capitalized 9% 10% 11% 12% 13% 14% 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 Total Risk-Based Capital (to Risk-Weighted Assets) Risk Based Capital Minimum to Be Well Capitalized Strong Capital Position to Support Continued Growth

19 0% 5% 10% 15% 20% 25% 30% $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 2019 2020 2021 2022 2023 Cash Dividends Dividend/Share Dividend Payout Ratio 60% 75% 90% 105% 120% 135% $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 Market Price and Price to Tangible Book Market Price per Share Price to Tangible Book Capital Strategy Stock Buybacks Buybacks Total Buybacks as a % of O/S Shares as of 2/19/13 Number of Shares Total Cost ($) Average Cost Per Share ($) Total repurchased through May 2022 45.4% 9,831,250 $203,586,000 $20.71 Shares remaining to be repurchased under most recent buyback plan 266,639 No shares have been repurchased since May 2022 Total repurchased and authorized 10,097,889

20 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% C H C O F C B C S Y B T C T B I R B C A A P E B O C IV B H T B I C C B G C C N E F M N B U V S P C A R E S M B K S F S T F R S T Return on Assets (“ROA”) Valuation – Peer Comparison (Last 12 Months Ended September 30, 2023) ROA 1.22% • Source: S&P Capital IQ Median

21 0.00 5.00 10.00 15.00 20.00 25.00 30.00 35.00 F R S T S F S T C A R E S M B K C H C O S Y B T F C B C R B C A A F M N B C T B I P E B O C C B G U V S P H T B I C C N E *C IV B Stock Price to Earnings per Share (“EPS”) Valuation – Peer Comparison (Continued) (For the Year Ended December 31, 2023) * Financial results for the quarter ended December 31, 2023 had not yet been released, so the results for the quarter ended September 30, 2023 were used instead. Stock Price $26.92 Diluted EPS $2.99 Stock Price to EPS 9x Median

22 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 C H C O F M N B S Y B T F C B C P E B O *C IV B C C B G C T B I R B C A A S M B K F R S T H T B I C C N E U V S P C A R E S F S T Stock Price to Tangible Book Value (“TBV”) per Share Valuation – Peer Comparison (Continued) Stock Price $26.92 TBV per Share $26.39 Stock Price to TBV 102% * Financial results for the quarter ended December 31, 2023 had not yet been released, so the results for the quarter ended September 30, 2023 were used instead. (For the Year Ended December 31, 2023) Median

Merger with Quantum Capital Corp.

Financial Highlights[1]

Balance Sheet

Total Assets	$656.8M
Total Loans	$561.9M
Total Deposits	$570.6M

Fair Value Adjustments

Loan credit mark	$3.0M
Loan interest rate mark	$7.9M
Provision for non-PCD loans + off balance sheet exposures	$5.3M
Allowance for PCD loans	$0.4M
Core deposit intangibles	$12.2M

Merger Summary

- Legal closing date - February 12, 2023
- Computer system conversion – March 13, 2023
- 20%+ EPS accretion
- Tangible book value dilution <5%
- Dilution earnback period of 2.5 years
- Cost saves of 30%+ all realized in quarter ended 6/30/23

Highlights

- Consistently ranked as one of Georgia's most profitable banks
- Added desirable Atlanta market
- Similar "branch lite" model as HomeTrust
- Added new deposit origination channel focused on homeowner's association relationships

Further accelerated shareholder value creation more quickly than organic growth

[1] Financial highlights as of the merger date of February 12, 2023

23

Quarterly Highlights

	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Net Income Per Share						
Basic	$ 0.79	$ 0.88	$ 0.91	$ 0.40	$ 0.90	$ 0.61
Diluted	$ 0.79	$ 0.88	$ 0.90	$ 0.40	$ 0.90	$ 0.60
Performance Ratios						
Return on assets (ROA)	1.21 %	1.33 %	1.39 %	0.69%	1.54 %	1.02 %
Return on equity (ROE)	10.81 %	12.23 %	12.85 %	6.21%	13.37 %	9.25 %
Yield on earnings	6.03 %	5.09 %	5.82 %	5.56%	5.03 %	4.30 %
Rate paid on interest-bearing liabilities	2.74 %	2.58 %	2.08 %	1.42%	0.67 %	0.24 %
Net interest margin	4.02 %	4.02 %	4.32 %	4.55%	4.56 %	4.13 %
Efficiency ratio - adjusted	60.52 %	59.12 %	60.61 %	57.15%	58.12 %	60.69 %
Asset Quality Ratios						
Nonperforming assets to total assets	0.41 %	0.25 %	0.18 %	0.18 %	0.17 %	0.20 %
Nonperforming assets to total loans	0.53 %	0.32 %	0.23 %	0.22 %	0.21 %	0.24 %
Classified assets to total assets	0.90 %	0.76 %	0.53 %	0.49 %	0.50 %	0.54 %
ACL to nonperforming loans	251.60 %	400.41 %	567.56 %	600.47 %	629.40 %	561.10 %
ACL to total loans	1.34 %	1.30 %	1.29 %	1.30 %	1.30 %	1.34 %
Net charge-offs to average loans	0.29 %	0.27 %	0.13 %	0.01 %	0.25 %	0.01 %

See Appendix – Non-GAAP Reconciliation

24

25 Quarterly Highlights: HomeTrust vs. Top 200 Exchange Traded Banks • Source: S&P Capital IQ Pro/Piper Sandler “4Q2023 Earnings Release Summary: Key Metrics & Calendar” dated January 26, 2024 As of or for the quarter ended 12/31/2023 Nationwide Mean HomeTrust +/- Variance Tangible Common Equity / Tangible Assets 8.2% 9.9% 1.7% AOCI / Tangible Common Equity -12.9% -0.3% 12.6% Net Interest Margin 3.23% 4.09% 0.86% Yield on Loans 6.08% 6.23% 0.15% Cost of Deposits 2.17% 1.98% -0.19% Cost of Funds 2.43% 2.16% -0.27% Core Return on Assets 0.98% 1.15% 0.17%

26 Quarterly Highlights – Net Interest Margin 4.10% 4.53% 4.55% 4.32% 4.02% 4.02% 4.09% 4.51% 4.52% 4.25% 4.02% 4.04% 3.75% 4.00% 4.25% 4.50% 4.75% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 NIM Reported NIM Core* * Core net interest margin excludes accretion income and other loan fees. See Appendix – Non-GAAP Reconciliation

Appendix – Non-GAAP Reconciliation

In addition to results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this document contains certain non-GAAP financial measures, which include: the efficiency ratio; tangible book value; tangible book value per share; net income, EPS, ROA, and return on average tangible common equity (ROATE) as adjusted to exclude transactions which management does not consider to be reflective of "core" financial results. Management has presented the non-GAAP financial measures in this document as it believes including these items provides useful and comparative information to assess trends in our core operations while facilitating the comparison of the quality and composition of our earnings over time and in comparison to our competitors. However, these non-GAAP financial measures are supplemental, are not audited and are not a substitute for operating results or any analysis determined in accordance with GAAP. Where applicable, we have also presented comparable earnings information using GAAP financial measures. Because not all companies use the same calculations, our presentation may not be comparable to other similarly titled measures as calculated by other companies.

Set forth is a reconciliation to GAAP of our efficiency ratio:

(Dollars in thousands)	12 Months Ended 12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Noninterest expense	$ 123,089	$ 105,423	$ 130,578	$ 101,998	$ 93,967
Less: merger-related expense	(4,741)	(724)	-	-	-
Less: branch closure and restructuring expenses	-	-	(1,513)	-	-
Less: officer transition agreement expense	-	(1,795)	-	-	-
Less: prepayment penalties on borrowings	-	-	(22,690)	-	-
Noninterest expense - adjusted	$ 118,348	$ 102,904	$ 106,375	$ 101,998	$ 93,967
Net interest income	$ 169,433	$ 127,964	$ 106,566	$ 101,628	$ 107,610
Plus: tax-equivalent adjustment	1,244	1,189	1,268	1,232	1,183
Plus: noninterest income	32,073	34,515	42,284	31,581	28,931
Less: net death benefit proceeds from BOLI policies	(2,646)	-	-	-	-
Less: gain on sale of debt securities available for sale	-	(1,895)	-	-	-
Less: gain on sale of equity securities	-	(721)	-	-	-
Less: (gain) loss on sale of premises and equipment	(734)	(1,115)	1,398	-	-
Net interest income plus noninterest income - adjusted	$ 199,370	$ 159,937	$ 151,516	$ 134,441	$ 137,724
Efficiency ratio	61.08%	64.88%	87.72%	76.57%	68.82%
Efficiency ratio - adjusted	59.36%	64.34%	70.21%	75.87%	68.23%

Set forth is a reconciliation to GAAP of tangible book value, tangible book value per share, and price to tangible book value:

(Dollars in thousands)	As of 12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Total stockholder's equity	$ 499,893	$ 410,155	$ 401,746	$ 404,724	$ 416,995
Less: goodwill, core deposit intangibles, net of taxes	(41,086)	(25,663)	(25,780)	(26,130)	(26,959)
Tangible book value	$ 458,807	$ 384,492	$ 375,966	$ 378,594	$ 390,036
Common shares outstanding	17,387,069	15,673,595	16,303,461	16,791,027	17,664,384
Book value per share	$ 28.75	$ 26.17	$ 24.64	$ 24.10	$ 23.61
Tangible book value per share	$ 26.39	$ 24.53	$ 23.06	$ 22.55	$ 22.08
HomeTrust Bancshares, Inc. share price	$ 26.92	$ 24.17	$ 30.98	$ 19.31	$ 26.83
Price to tangible book value	102.0%	98.5%	134.3%	85.6%	121.5%

27

Appendix – Non-GAAP Reconciliation
(Continued)

In relation to the two-class method, net income used in the calculations of basic and diluted EPS have adjustments, which are included in Company documents previously filed with the SEC.

	12 Months Ended				
(Dollars in thousands)	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Merger-related expense	$ 4,741	$ 724	$ -	$ -	$ -
Provision for credit losses established for merger	5,270	-	-	-	-
Net death benefit proceeds from BOLI policies	(2,646)	-	-	-	-
Tax impact of BOLI restructuring	288	-	-	-	-
Gain on sale of equity securities	-	(721)	-	-	-
Loss (gain) on sale of premises and equipment	(734)	(1,115)	1,398	-	-
Branch closure and restructuring expenses	-	-	1,513	-	-
Officer transition agreement expense	-	1,795	-	-	-
Gain on sale of debt securities available for sale	-	(1,895)	-	-	-
Prepayment penalty on borrowings	-	-	22,690	-	-
Total adjustments	6,919	(1,212)	25,601	-	-
Less: tax effect	(1,558)	285	(6,016)	-	-
Total adjustments, net of tax	5,361	(927)	19,585	-	-
Net income (GAAP)	50,044	36,905	22,066	20,002	29,310
Adjusted net income (non-GAAP)	$ 55,405	$ 35,978	$ 41,651	$ 20,002	$ 29,310
Average shares outstanding - basic	16,604,881	15,149,241	15,815,635	16,334,199	17,195,401
Average shares outstanding - diluted	16,622,371	15,319,601	16,182,068	16,523,346	17,722,998
Basic EPS (GAAP)	$ 2.99	$ 2.42	$ 1.38	$ 1.22	$ 1.69
Non-GAAP adjustment	0.32	(0.06)	1.24	-	-
Adjusted basic EPS (non-GAAP)	$ 3.31	$ 2.36	$ 2.62	$ 1.22	$ 1.69
Diluted EPS (GAAP)	$ 2.99	$ 2.39	$ 1.35	$ 1.20	$ 1.64
Non-GAAP adjustment	0.32	(0.06)	1.21	-	-
Adjusted diluted EPS (non-GAAP)	$ 3.31	$ 2.33	$ 2.56	$ 1.20	$ 1.64
Average assets	$ 4,285,115	$ 3,551,791	$ 3,618,635	$ 3,641,686	$ 3,517,023
Average equity	$ 471,107	$ 398,055	$ 401,527	$ 405,825	$ 410,301
ROA (GAAP)	1.17%	1.04%	0.61%	0.55%	0.83%
Non-GAAP adjustment	0.13%	-0.03%	0.54%	0.00%	0.00%
Adjusted ROA (non-GAAP)	1.30%	1.01%	1.15%	0.55%	0.83%
ROE (GAAP)	10.62%	9.27%	5.50%	4.93%	7.14%
Non-GAAP adjustment	1.14%	-0.23%	4.88%	0.00%	0.00%
Adjusted ROE (non-GAAP)	11.76%	9.04%	10.38%	4.93%	7.14%
Average equity	$ 471,107	$ 398,055	$ 401,527	$ 405,825	$ 410,301
Less: average goodwill, core deposit intangible, net of taxes	(41,086)	(25,663)	(25,780)	(26,130)	(26,959)
Average tangible book value	$ 430,021	$ 372,392	$ 375,747	$ 379,695	$ 383,342
ROATCE	12.88%	9.66%	11.08%	5.27%	7.65%

28

Appendix – Non-GAAP Reconciliation
(Continued)

Set forth is a reconciliation to GAAP of our quarterly efficiency ratio:

(Dollars in thousands)	3 Months ended											
		12/31/2023		9/30/2023		6/30/2023		3/31/2023		12/31/2022		9/30/2022
Noniinterest expense	$	29,781	$	29,564	$	30,911	$	32,833	$	26,076	$	26,089
Less: merger-related expense		-		-		-		(4,741)		(250)		(474)
Noninterest expense - adjusted	$	29,781	$	29,564	$	30,911	$	28,092	$	25,826	$	25,615
Net interest income	$	41,923	$	42,160	$	43,896	$	41,454	$	37,545	$	34,520
Plus: tax-equivalent adjustment		341		315		298		290		287		277
Plus: noninterest income		8,248		8,627		6,888		8,310		8,454		7,398
Less: gain on death benefit proceeds from BOLI policies		(1,554)		(1,092)		-		-		-		-
Less: gain on sale of equity securities		-		-		-		-		(721)		-
Less: (gain) loss on sale of premises and equipment		248		-		(82)		(900)		(1,127)		12
Net interest income plus noninterest income - adjusted	$	49,206	$	50,010	$	51,000	$	49,154	$	44,438	$	42,207
Efficiency Ratio		59.36%		58.21%		60.87%		65.98%		56.69%		62.24%
Efficiency Ratio - adjusted		60.52%		59.12%		60.61%		57.15%		58.12%		60.69%

Set forth is a reconciliation to GAAP of our quarterly return on assets:

(Dollars in thousands)	3 Months ended											
		12/31/2023		9/30/2023		6/30/2023		3/31/2023		12/31/2022		9/30/2022
Merger-related expense	$	-	$	-	$	-	$	4,741	$	250	$	474
Provision for credit losses established for merger		-		-		-		5,270		-		-
Gain on death benefit proceeds from BOLI policies		(1,554)		(1,092)		-		-		-		-
Gain on sale of equity securities		-		-		-		-		(721)		-
Loss (gain) on sale of premises and equipment		248		-		(82)		(900)		(1,127)		12
Total adjustments	$	(1,306)	$	(1,092)	$	(82)	$	9,111	$	(1,598)	$	486
Less: tax effect		307		257		19		(2,141)		376		(114)
Total adjustments, net of tax		(999)		(835)		(63)		6,970		(1,222)		372
Net income (GAAP)		13,464		14,833		15,013		6,734		13,658		9,199
Adjusted net income (non-GAAP)	$	12,465	$	13,998	$	14,950	$	13,704	$	12,436	$	9,571
Average assets	$	4,406,129	$	4,436,975	$	4,342,384	$	3,948,285	$	3,524,101	$	3,586,311
Average equity	$	494,106	$	481,153	$	468,632	$	439,830	$	405,493	$	394,397
ROA (GAAP)		1.21%		1.33%		1.39%		0.69%		1.54%		1.02%
Non-GAAP adjustment		-0.09%		-0.08%		-0.01%		0.71%		-0.14%		0.04%
Adjusted ROA (non-GAAP)		1.12%		1.25%		1.38%		1.40%		1.40%		1.06%
ROE (GAAP)		10.81%		12.23%		12.85%		6.21%		13.37%		9.25%
Non-GAAP adjustment		-0.81%		-0.69%		-0.05%		6.34%		-1.21%		0.38%
Adjusted ROE (non-GAAP)		10.00%		11.54%		12.80%		12.55%		12.16%		9.63%

29

Hunter Westbrook President and Chief Executive Officer hunter.westbrook@htb.com Tony VunCannon EVP / Chief Financial Officer Corporate Secretary / Treasurer tony.vuncannon@htb.com 10 Woodfin Street Asheville, NC 28801 (828) 259-3939 www.htb.com 30